SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 10, 2006

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028

(State or other jurisdiction Of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

312 West First Street Sanford, Florida 32771

(address of principal executive offices)

Registrant’s telephone number: (407) 323-1833

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operation and Financial Condition

On April 10, 2006, Federal Trust Corporation issued a press release announcing its financial results for the quarter ended March 31, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report:

99.1     Press Release (solely furnished and not filed for purposes of Item 9.01).

Date: April 10, 2006	Federal Trust Corporation (Registrant)

	By:	/s/ Gregory E. Smith

Gregory E. Smith
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release